FIRST AMENDMENT AND SUPPLEMENT TO THE PARTICIPATION AGREEMENT


         FIRST AMENDMENT AND SUPPLEMENT TO THE PARTICIPATION AGREEMENT, dated as of May 8, 1997 (this "Agreement"), among The Home Depot, Inc., as Guarantor (the "Guarantor"), Home Depot U.S.A., Inc., as Lessee and Construction Agent (the "Lessee"), HD Real Estate Funding Corp., as Facility Lender (the "Facility Lender"), the lenders named on Schedule I hereto, as Lenders (the "Lenders"), Credit Suisse First Boston, formerly known as Credit Suisse, as Agent Bank and Lender (the "Agent Bank"), and Credit Suisse Leasing 92A L.P., as Lessor (the "Lessor").

                              W I T N E S S E T H:

         WHEREAS, the Guarantor, the Lessee, the Facility Lender, the lenders named therein, the Agent Bank and the Lessor are parties to the Participation Agreement dated as of June 25, 1996 (the "Original Participation Agreement" and as amended hereby, the "Participation Agreement"), among the Guarantor, the Lessee, the Facility Lender, the Agent Bank, the Lessor and the lenders named therein (the "Existing Lenders");

         WHEREAS, the Guarantor, the Lessee, the Facility Lender, the Existing Lenders, the Agent Bank and the Lessor have agreed, subject to the terms and conditions contained herein, to amend and supplement the Original Participation Agreement and the lenders named on Schedule A hereto (the "New Lenders') have agreed to become parties thereto and to be bound by the terms thereof:

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1.        Definitions and Rules.

         (a) Capitalized terms used but not otherwise defined in this Amendment have the respective meanings specified in Appendix 1 of the Original Participation Agreement and the rules of interpretation set forth in such Appendix 1 shall apply hereto.

         (b) Appendix 1 to the Original Participation Agreement is hereby amended by amending and restating the following definitions in their entirety.

         "Administrative Agent" shall mean Credit Suisse First Boston, as "Administrative Agent" pursuant to the Administration Agreement, and any successor thereto.

         "Agent Bank" means Credit Suisse First Boston, as "Agent Bank" for the Lenders pursuant to the Liquidity Agreement, or any successor or additional Agent Bank appointed in accordance with the terms of the Liquidity Agreement.

         "Basic Term Expiration Date" shall mean May 8, 2002.

         "Commercial Paper Notes" shall mean the Commercial Paper Notes issued by the Facility Lender pursuant to the Commercial Paper Documents in an aggregate face amount not to exceed $582,000,000.

         "Lessor's Commitment" means the commitment of Lessor to invest Lessor Investment Amounts in the Properties in an aggregate amount not to exceed $18,000,000.

         "Loan Termination Date" shall mean May 8, 2002, as such date may be extended from time to time pursuant to Section 2.5 of the loan Agreement.

         "Maximum Property Costs" means the lesser of (x) $600,000,000 and (y) the amount of the Total Commitments then in effect.

         "Placement Agent" means Credit Suisse First Boston.

         "Scheduled Commitment Termination Date" shall mean May 8, 2002.

         "Scheduled Payment Date" means (a) as to any Lessor Basic Rent relating to Lessor Investment Amounts having an Investment Period of three months or less, the last day of such Investment Period, and as to any Lessor Investment Amount having an Investment Period longer than three (3) months, each day which is three (3) months, or a whole multiple thereof, after the first (1st) day of such Investment Period and the last day of such Investment Period, and (b) as to any Lender Basic Rent (x) the date of the maturity of any Commercial Paper Notes, and (y) the date on which any interest is due on any Facility Loans pursuant to the terms of the Liquidity Agreement.

         (c) Appendix 1 to the Original Participation Agreement is hereby amended by adding the following definition.

         "Basic Term" shall have the same meaning as "Term."

         "Investment Period" has the meaning set forth in Appendix 3 to the Participation Agreement.

         SECTION 2.        (a)   Amendment to Appendix 3. Appendix 3 to the
Original Participation Agreement is amended by deleting such Appendix in its entirety and substituting in lieu thereof Appendix 3 attached hereto.

         (b) Amendment to Exhibit N-1. Exhibit No-1 to the Original Participation Agreement is amended by deleting such Exhibit in its entirety and substituting in lieu thereof Exhibit N-1 attached hereto.

         (c)      Amendment to Exhibit N-2. Exhibit N-2 to the Original
Participation

Agreement is amended by deleting such Exhibit in its entirety and substituting in lieu thereof Exhibit N-2 attached hereto.

         (d) Amendment to Exhibit N-3. Exhibit N-3 to the Original Participation Agreement is amended by deleting such Exhibit in its entirety and substituting in lieu thereof Exhibit N-3 attached hereto.

         SECTION 3. Additional Lenders. The New Lenders shall become parties to the Participation Agreement as of the date hereof and shall be deemed "Lenders" for all purposes of the Participation Agreement and the other Operative Documents and shall be subject to and shall benefit from all of the rights and obligations of a Lender under the Participation Agreement and the other Operative Documents. Each New Lender hereby agrees that it will perform its obligations as a Lender under the Participation Agreement as required by the terms thereof and hereby represents and warrants that the representations and warranties of the Lenders contained in Section 9.6 of the Participation Agreement are true and correct on and as of the date hereof.

         SECTION 4. Amendment to Schedule I. Schedule I to the Original Participation Agreement is amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I attached hereto.

         SECTION 5. Amendment to Section 9.1

         (a) Amendment to Section 9.1(h). Section 9.1(h) of the Original Participation Agreement shall be amended by deleting the address information for the Lessor and replacing it with: 11 Madison Avenue, New York, NY 10010.

         (b) Amendment to Section 9.1(k). Section 9.1(k) of the Original Participation Agreement is hereby amended by deleting such Section 9.1(k) in its entirety and substituting in lieu thereof the following:

                  (k) General Partner.  Credit Suisse First Boston is the sole general partner of the Lessor.

         SECTION 6. Amendment to Section 15.3. Section 15.3 of the Original Participation Agreement shall be amended by deleting the address information for the Lessor and the Agent Bank and replacing it with: 11 Madison Avenue, 19th Floor, New York, New York 10010-3629.

         SECTION 7. Amendment of Documents. Each of the parties hereto hereby consents to the amendments executed as of the date hereof to the Lease, in the form of Exhibit Y hereto and to the Loan Agreement, in the form of Exhibit Z hereto and each other amendment referenced in Appendix 2 hereof.

         SECTION 8. Section 15.5. Each of the parties hereto hereby agree that the Original Participation Agreement has been amended and supplemented in accordance with Section 15.5 of the Original Participation Agreement and except as expressly amended hereby, that all of the terms and provisions of the Original Participation Agreement are in full force and effect.

         SECTION 9. References in Operative Documents. Each of the parties hereto hereby agrees that each reference in the Operative Documents to the Participation Agreement, the Lease, the Liquidity Agreement, the Notes and the Liquidity Notes means such documents as amended in connection herewith.

         SECTION 10. Effectiveness. This Amendment shall become effective on the date which all the conditions precedent set forth in Appendix A attached hereto and made a part hereof by this reference shall have been satisfied or waived by the parties hereto as set forth therein.

         SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts shall together constitute one and the same instrument.

         SECTION 12. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (EXCLUDING ANY OTHER
CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 13. Successors and Assigns. All the terms and provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                THE HOME DEPOT, INC., as Guarantor


                                By: /s/Marshall L. Day
                                    ---------------------------------------
                                    Name:  Marshall L. Day
                                    Title: Senior Vice President/Chief Financial
                                           Officer

                                Attest: /s/ Carol B. Tome
                                        -----------------------------------
                                    Name:  Carol B. Tome
                                    Title: Vice President/Treasurer



                                            [Corporate Seal]


                                HOME DEPOT U.S.A., INC., as Lessee and
                                Construction Agent

                                By: /s/ Carol B. Tome
                                    ---------------------------------------
                                    Name: Carol B. Tome
                                    Title: Vice President/Treasurer

                                Attest: /s/Sheryl M. Mouso
                                        -----------------------------------
                                   Name:  Sheryl M. Mouso
                                   Title: Assistant Secretary



                                            [Corporate Seal]


                                HD REAL ESTATE FUNDING CORPORATION
                                as Facility Lender


                                By: /s/ Tiffany Percival
                                    ---------------------------------------
                                    Name:  Tiffany Percival
                                    Title:     Vice President

                                CREDIT SUISSE LEASING 92A, L.P., as Lessor


                                By: CREDIT SUISSE FIRST BOSTON, its general
                                partner

                                By: /s/ Carl Weatherley-White
                                    ----------------------------------
                                    Name:  Carl Weatherley-White
                                    Title:  Associate


                                By: /s/
                                    ----------------------------------
                                    Name:
                                    Title:


                                CREDIT SUISSE FIRST BOSTON, formerly
                                known as credit Suisse, as Agent Bank

                                By: /s/ Heather Riekenberg
                                    ----------------------------------
                                    Name:   Heather Riekenberg
                                    Title: Vice President

                                By:  /s/ Ira Lubinsky
                                    ----------------------------------
                                    Name:  Ira Lubinsky
                                    Title: Associate


                                CREDIT SUISSE FIRST BOSTON, formerly
                                known as Credit Suisse, as Lender


                                By: /s/ Carl Weatherley-White
                                    ----------------------------------
                                    Name:  Carl Weatherley-White
                                    Title: Associate


                                By: /s/
                                    ----------------------------------
                                    Name:
                                    Title:

                                DEUTSCHE BANK AG, NEW YORK AND/OR
                                CAYMAN ISLANDS BRANCH
                                as Documentation Agent


                                By: /s/ Joel Makowsky
                                    -----------------------------------
                                    Name:  Joel Makowsky
                                    Title: Assistant Vice President


                                By: /s/ Elizabeth Hope Tallmadge
                                    -----------------------------------
                                    Name:  Elizabeth Hope Tallmadge
                                    Title: Director


                                NATIONSBANK, N.A. (SOUTH)
                                as Lender


                                By: /s/ Shawn B. Welch
                                    -----------------------------------
                                    Name:  Shawn B. Welch
                                    Title: Vice President


                                By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                SUNTRUST BANK, ATLANTA,
                                as Lender

                                By: /s/ Christopher Deisley
                                    -----------------------------------
                                    Name:  Christopher Deisley
                                    Title: First Vice President

                                By: /s/ Jeffrey L. Seavey
                                    -----------------------------------
                                    Name:  Jeffrey L. Seavey
                                    Title: Vice President

                                TORONTO DOMINION (TEXAS), INC.,
                                as Lender


                                By: /s/ Darlene Riedel
                                    -----------------------------------
                                    Name:  Darlene Riedel
                                    Title: Vice President


                                UNION BANK OF SWITZERLAND,
                                as Lender

                                By: /s/ Daniel R. Strickford
                                    -----------------------------------
                                    Name:  Daniel R. Strickford
                                    Title: Assistant Vice President


                                By: /s/ Samuel Azizo
                                    -----------------------------------
                                    Name:  Samuel Azizo
                                    Title: Vice President


                                BANK OF AMERICA NT&SA,
                                as Lender

                                By: /s/ Robert A. Kilgannon
                                    -----------------------------------
                                    Name:   Robert A. Kilgannon
                                    Title:  Senior Vice President


                                THE BANK OF NEW YORK,
                                as Lender

                                By: /s/ Michael Flannery
                                    -----------------------------------
                                    Name:  Michael Flannery
                                    Title: Vice President


                                THE FIRST NATIONAL BANK OF CHICAGO,
                                as Lender

                                By: /s/ Dianne M. Stark
                                    -----------------------------------
                                    Name:  Dianne M. Stark
                                    Title: Vice President

                                FIRST UNION NATIONAL BANK OF GEORGIA
                                as Lender

                                By: /s/ Shelley N. Rogers
                                    -----------------------------------
                                    Name:  Shelley N. Rogers
                                    Title: Assistant Secretary


                                MORGAN GUARANTY TRUST CO. OF NEW YORK,
                                as Lender

                                By: /s/ John M. Mikolay
                                    -----------------------------------
                                    Name:  John M .Mikolay
                                    Title: Vice President


                                WACHOVIA BANK OF GEORGIA,
                                as Lender

                                By: /s/ John T. Seeds
                                    -----------------------------------
                                    Name:  John T .Seeds
                                    Title: Senior Vice President



                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                as Lender

                                By: /s/ Richard W. Crannell, Jr.
                                    -----------------------------------
                                    Name:  Richard W. Crannell, Jr.
                                    Title: As Agent



                                THE CHASE MANHATTAN BANK,
                                as Lender


                                By: /s/ Ellen Geitnor
                                    -----------------------------------
                                    Name:  Ellen Geitnor
                                    Title: Vice President

                                THE BANK OF NOVA SCOTIA,
                                as Lender


                                By: /s/ William E. Zarrett
                                    -----------------------------------
                                    Name:   William E. Zarrett
                                    Title:  Senior Relationship Manager


                                ABN AMRO BANK N.V.,
                                as Lender

                                By: /s/ Steven L. Hipsman
                                    -----------------------------------
                                    Name:   Steven L. Hipsman
                                    Title:  Vice President

                                By:  /s/ Larry Kelley
                                    -----------------------------------
                                    Name:   Larry Kelley
                                    Title:  Group Vice President


                                NORWEST BANK MINNESOTA, NATIONAL
                                ASSOCIATION, as Lender


                                By: /s/ Ann C. Pifer
                                    -----------------------------------
                                    Name:   Ann C. Pifer
                                    Title:  Vice President


                                CRESTAR BANK,
                                as Lender


                                By: /s/ Keith A. Hubbard
                                    -----------------------------------
                                    Name:   Keith A. Hubbard
                                    Title:  Senior Vice President

                                BANK BOSTON, N.A.,
                                as Lender


                                By: /s/ Peter L. Griswold
                                    -----------------------------------
                                    Name:   Peter L. Griswold
                                    Title:  Director